Exhibit 31.3

CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14(a) OR 15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Warren G. Lichtenstein, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Steel Connect, Inc. for the fiscal year ended July 31, 2024; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date: November 25, 2024

By:	/S/ WARREN G. LICHTENSTEIN
Warren G. Lichtenstein
Interim Chief Executive Officer
(Principal Executive Officer)